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                                    UNITED STATES
                          SECURITIES AND EXCHANGE COMMISSION

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                               WASHINGTON, D.C.  20549



                                       FORM 8-K

                                    CURRENT REPORT


                       Pursuant to Section 13 or 15(d) of the
                           Securities Exchange Act of 1934

Date of Report (Date of earliest event reported):       October 19, 1998
                                                  ------------------------------

                   FIRST SECURITY BANK-Registered Trademark-, N.A.
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                (Exact name of registrant as specified in its charter)


  United States of America            333-35847                87-0131890
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(State or other Jurisdiction      (Commission File         (I.R.S. employer
    of Incorporation)                  Number)             Identification No.)


                                 79 South Main Street
                             Salt Lake City, Utah  84111
                       (Address of principal executive offices)
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Registrant's telephone number, including area code:  801-246-5706

                                     Page 1 of 4
                           Exhibit Index appears on Page 4

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ITEM 5.   OTHER EVENTS

          On October 19, 1998, the registrant made available to prospective investors a series term sheet setting forth a description of the collateral pool and the proposed structure of $147,500,000.00 aggregate principal amount of Class A-1 ___% Asset Backed Notes, $232,000,000.00 aggregate principal amount of
Class A-2 ___% Asset Backed Notes, $336,470,000.00 aggregate principal amount of
Class A-3 ___% Asset Backed Notes and $33,776,000.00 aggregate principal amount of Class B ___% Asset Backed Notes of First Security Auto Owner Trust 1998-1.
The term sheet is attached hereto as Exhibit 99.

EXHIBIT 99  The following is filed as an Exhibit to this Report under Exhibit
            99.

               Term Sheet dated October 19, 1998, with respect to the proposed issuance of the Class A-1 Notes, Class A-2 Notes, Class A-3
               Notes and Class B Notes of First Security Auto Owner Trust
               1998-1.



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                                      SIGNATURES

          Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                           FIRST SECURITY BANK-Registered
                                           Trademark-, N.A.
                                           (Registrant)

Dated: October 19, 1998
                                           By:
                                               ---------------------------------
                                           Name:     Scott C. Ulbrich
                                           Title:    Chief Financial Officer


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                                INDEX TO EXHIBITS

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

                                                                 Sequentially
 Exhibit Number                     Exhibit                     Numbered Page
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
99                 Term Sheet dated as of October 19, 1998